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                                  Exhibit 24.1

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being a member of the Board of Directors of California Microwave, Inc. (the "Company"), hereby constitutes and appoints Philip F. Otto and George
L. Spillane, and each of them, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign on his behalf the Company's Registration Statement on Form S-8 with respect to up to 400,000 shares of its common stock issuable under the Company's 1992 Stock Option Plan and up to 400,000 shares of its common stock issuable under the Company's Employee Stock Purchase Plan, and any and all amendments (including post-effective amendments) thereto and any Registration Statement relating to the same offering pursuant to Rule 462(b) under the Securities Act of 1933,as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith and with such Registration Statements, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED:  July 25, 1996



/s/ Edward E. David, Jr.                 /s/ David B. Leeson
---------------------------------        ---------------------------------
EDWARD E. DAVID, JR.                     DAVID B. LEESON



/s/ Alfred M. Gray                       /s/ Gilbert F. Johnson
---------------------------------        ---------------------------------
ALFRED M. GRAY                           GILBERT F. JOHNSON



/s/ Arthur H. Hausman                    /s/ Philip F. Otto
---------------------------------        ---------------------------------
ARTHUR H. HAUSMAN                        PHILIP F.OTTO


/s/ J.J. Adorjan
---------------------------------
J.J. ADORJAN


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The signatures below are dated as of December 2, 1996.


/s/ William B. Marx, Jr.
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WILLIAM B. MARX, JR.


/s/ Frederick W. Whitridge,  Jr.
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FREDERICK W. WHITRIDGE,  JR.


The signature below is dated as of December 3, 1996.


/s/ Terry W. Ward
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TERRY W. WARD